INCOME TAX	6 Months Ended	12 Months Ended
	Mar. 31, 2022	Sep. 30, 2021
Income Tax Disclosure [Abstract]
INCOME TAX

NOTE 13 – INCOME TAXES

We calculate our interim income tax provision in accordance with ASC Topic 270, Interim Reporting and ASC Topic 740, Accounting for Income Taxes. At the end of each interim period, we estimate the annual effective tax rate and apply that rate to our ordinary year to date earnings. In addition, the tax effects of unusual or infrequently occurring items including changes in judgment about valuation allowances and effects of changes in enacted tax laws are recognized discretely in the interim period in which the change occurs. The computation of the annual estimated effective tax rate at each interim period requires certain estimates and significant judgment including the expected operating (loss) income for the year, permanent and temporary differences as a result of differences between amounts measured and recognized in accordance with tax laws and financial accounting standards, and the likelihood of recovering deferred tax assets generated in the current fiscal year. The accounting estimates used to compute income tax expense may change as new events occur or additional information is obtained.

For the six months ended March 31, 2022, we recorded an income tax provision of $1,051 related to state and local taxes. For the six months ended March 31, 2021, we recorded an income tax provision of $99,830 primarily related to a true-up of prepaid taxes from 2019. The effective rate for both the six months ended March 31, 2022, and March 31, 2021, differ from the U.S. federal statutory rate of 21% as no income tax benefit was recorded for current year operating losses as we maintain a full valuation allowance on our deferred tax assets.

NOTE 17 - INCOME TAX

On March 27, 2020, the CARES Act was enacted to provide economic relief to those impacted by the COVID-19 pandemic. In addition to the PPP loans, the CARES Act made various tax law changes including among other things (i) modifications to the federal net operating loss rules including permitting federal net operating losses incurred in 2018, 2019, and 2020 tax years to be carried back to the five preceding taxable years in order to generate a refund of previously paid income taxes, (ii) enhanced recoverability of AMT tax credit carryforwards, (iii) increased the limitation under Internal Revenue Code ("IRC") Section 163(j) for 2019 and 2020 to permit additional expensing of interest, and (iv) enacted a technical correction so that qualified improvement property can be immediately expensed under IRC Section 168(k).

On December 27, 2020, the Consolidated Appropriations Act of 2021 (“CAA”) was enacted and provided clarification on the tax deductibility of expenses funded with PPP loans as fully deductible for tax purposes. During the year ended September 30, 2021, the Company recorded income for financial reporting purposes related to the forgiveness of some of its PPP loans. The forgiveness of these PPP loans is not taxable.

The components of income (loss) before the provision (benefit) for income taxes are as follows:

	2021	2020
Domestic Operations	$(24,670,551)	$(17,103,695)
Foreign Operations	(6,918,857)	—
Total	$(31,589,408)	$(17,103,695)

Income tax expense (benefit) consist of the following for the years ended September 30, 2021 and 2020 consist of the following:

	2021	2020
Current:
Federal	$98,372	$0
State	3,290	1,600
Foreign	0	0
Total Current provision (benefit)	101,662	1,600
Deferred:
Federal	(455,107)	0
State	(102,479)	0
Foreign	(158,988)	0
Total Deferred provision (benefit)	(716,574)	0
Total provision (benefit)	$(614,912)	$1,600

The reconciliation between the U.S. statutory federal income tax rate and the Company’s effective tax rate for the years ended September 30, 2021, and 2020 is as follows:

	September 30, 2021	September 31, 2020
U.S. federal statutory rate	21.00%	21.00%
State income taxes, net of federal benefit	2.00%	2.21%
Goodwill impairment	(3.43)%	(7.80)%
Non-deductible items	(0.20)%	(7.14)%
Change in valuation allowance	(15.13)%	3.43%
Change in tax rates	0.11%	(5.27)%
US effects of foreign operations	(0.31)%	—%
Other	(2.10)%	(6.44)%
Effective tax rate	1.95%	(0.01)%

As of September 30, 2021, and 2020, the Company’s deferred tax assets (liabilities) consisted of the effects of temporary differences attributable to the following:

Deferred tax assets:	September 30, 2021	September 30, 2020
Net Operating Losses	$6,284,425	$3,108,502
Allowance for doubtful accounts	87,771	—
Stock-based compensation	1,765,463	—
Fixed assets book/ tax basis difference	—	—
Operating right of use assets	1,331	1,533
Accrued expenses	259,264	84,140
Amortization of debt discount	643,848	310,225
Research credit	—	—
Intangible book/tax basis difference	2,124,796	1,846,646
Total deferred tax asset, net	11,166,898	5,351,046
Less: reserve for allowance	(10,521,546)	(5,348,138)
Total Deferred tax asset, net of valuation allowance	$645,352	$2,908

Deferred tax liabilities:
Fixed assets book/ tax basis difference	(1,504)	(2,908)
Derivative liability	(643,848)
Total deferred tax liabilities	$(645,352)	$(2,908)
Total Deferred tax liability, net of valuation allowance	$—	$—

ASC 740, “Income Taxes” requires that a valuation allowance is established when it is “more likely than not” that all, or a portion of, deferred tax assets will not be recognized. A review of all available positive and negative evidence needs to be considered, including the scheduled reversal of existing taxable temporary differences, projected future taxable income, and tax planning strategies. After consideration of all the information available, management believes that uncertainty exists with respect to the future realization of its deferred tax assets and has, therefore, established a full valuation allowance as of September 30, 2021, and 2020.

As of September 30, 2021, the Company has federal net operating loss carryforwards of $24.2 million of which $1.6 million expire between 2036 and 2037 and available to offset 100% of future taxable income. The remaining $22.6 million of federal net operating losses have an indefinite carryforward period but is available to offset only 80% of future taxable income. The Company’s ability to use its federal net operating carryforwards may be limited if the Company experiences an “ownership change” as defined in Section 382 (“Section 382”) of the Internal Revenue Code of 1986, as amended. An ownership change generally occurs if certain stockholders increase their aggregate percentage ownership of a corporation’s stock by more than 50 percentage points over their lowest percentage ownership at any time during the testing period, which is generally the three-year period preceding any potential ownership change. The Company has not completed an analysis to determine whether any such limitations have been triggered as of September 30, 2020.

As of September 30, 2021, the Company has state net operating loss carryforwards of $14.5 million. The state NOLs begin to expire in 2037. The Company has Singapore net operating loss carryforwards of $1.3 million which have an indefinite carryforward period.

The Company files income tax returns in the U.S. federal and various state jurisdictions. As of September 30, 2021, the federal and state tax returns for the years from 2016 through 2020 remain open to examination by the Internal Revenue Service and various state authorities. As of September 30, 2021, and 2020, the Company has evaluated and concluded that there were no material uncertain tax positions requiring recognition in the Company’s financial statements. The Company’s policy is to classify assessments, if any, for tax-related interest as income tax expenses. No interest or penalties were recorded.

The Company does not expect its unrecognized tax benefit position to change during the next twelve months.